UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 1, 2017
Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500
Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2017, the Board of Directors of the Company approved a change to the compensation of new non-management directors. Previously, upon election or appointment to the Board of Directors, new non-management directors received a one-time grant of restricted stock units with a value of $75,000, which are subject to a three-year vesting period. Each continuing non-management director also received an annual award under our 2003 Incentive Compensation Plan of shares of the Company’s common stock equal to approximately $50,000 on the date of grant. Prospectively, upon election or appointment to the Board of Directors, new non-management directors will receive an award of shares of the Company's common stock equal to the annual award amount of $50,000, pro-rated from the date of election or appointment.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on March 1, 2017.

The stockholders elected each of the three nominees as Class I Directors to serve a three-year term ending in 2020, or until the Director’s successor is duly elected and qualified:

Director	Affirmative Votes	Votes Against	Votes Withheld	Broker Non-Votes
David A. Blaszkiewicz	15,814,743	4,204,717	14,808	3,825,144
Conrad A. Conrad	15,820,258	4,199,909	14,101	3,825,144
Kimberly J. McWaters	15,366,297	4,667,414	557	3,825,144

The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending September 30, 2017:

Affirmative Votes	Votes Against	Votes Withheld	Broker Non-Votes
23,776,217	70,599	12,596	—

The advisory vote on the compensation of the Named Executive Officers was approved:

Affirmative Votes	Votes Against	Votes Withheld	Broker Non-Votes
15,684,681	4,333,568	16,019	3,825,144

The advisory vote on the frequency of the vote on the compensation of the Named Executive Officers is recommended every three years:

Three Years	Two Years	One Year	Votes Withheld	Broker Non-Votes
10,063,095	405,287	9,558,278	7,608	3,825,144

The stockholders approved the amendments to the 2003 Incentive Compensation Plan:

Affirmative Votes	Votes Against	Votes Withheld	Broker Non-Votes
11,821,019	8,202,129	11,120	3,825,144

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

March 3, 2017	By:	/s/ Chad A Freed

Name: Chad A Freed
Title: General Counsel, Executive Vice President of Corporate Development

Exhibit Index

Exhibit No.	Description

10.1	Universal Technical Institute, Inc. 2003 Incentive Compensation Plan, as amended